Exhibit 99.2

Lehman Brothers Holdings Inc.	Attachment I

Mark to market adjustments

(Unaudited)

Gain/(Loss)

(in billions)

	For the Three Months Ended May 31, 2008		For the Six Months Ended May 31, 2008		Fiscal Year 2007 through May 31, 2008 (1)
	Gross	Net (2)	Gross	Net (2)	Gross	Net (2)

Residential mortgage-related positions	$(2.4)	$(2.0)	$(5.4)	$(2.8)	$(10.1)	$(4.1)
Other asset-backed-related positions	(0.4)	(0.4)	(0.6)	(0.5)	(1.2)	(0.7)
Commercial mortgage and real estate-related investments (3)	(0.9)	(1.3)	(2.3)	(2.3)	(3.7)	(3.2)
Acquisition finance facilities (funded and unfunded)	(0.3)	(0.4)	(1.0)	(0.9)	(2.0)	(1.3)

Subtotal	$(4.0)	$(4.1)	$(9.3)	$(6.5)	$(17.0)	$(9.3)

Valuation of debt liabilities (4)	0.4	0.4	1.0	1.0	1.9	1.9

Total	$(3.6)	$(3.7)	$(8.3)	$(5.5)	$(15.1)	$(7.4)

(1)	Substantially all of these adjustments occurred in the twelve months ended May 31, 2008.

(2)

The net impact represents the remaining impact from the components after deducting the impact of certain economic risk mitigation strategies. Gross balances shown do not reflect the impact of economic hedges.

(3)

Included within this category are valuation adjustments attributable to commercial mortgage-related positions, equity investments in real estate companies and debt and equity investments in parcels of land and related physical property.

(4)

Represents the amount of gains on debt liabilities for which the Firm elected to fair value under SFAS No. 159. These gains represent the effect of changes in the Firm’s credit spread and exclude any Interest income or expense as well as any gain or loss from the embedded derivative components of these instruments. Changes in valuations are allocated to the businesses in relation to the cash generated by, or funding requirements of, the underlying positions.

Lehman Brothers Holdings Inc.	Attachment II

Mortgage and asset-backed securities(1)

(Unaudited)

(in billions)

	At			Percent Inc / (Dec)
	Nov. 30,	Feb. 29,	May 31,	May vs.	May vs.
	2007	2008	2008	Feb.	Nov.

Residential mortgages
Securities	$16.7	$18.2	$15.0
Whole loans	14.2	11.9	8.3
Servicing and other	1.2	1.7	1.6
Subtotal	32.1	31.8	24.9	(22)%	(22)%

Commercial mortgages
Whole loans	$26.2	$24.9	$19.9
Securities and other	12.7	11.2	9.5
Subtotal	38.9	36.1	29.4	(19)%	(24)%

Other asset-backed securities	$6.2	$6.5	$6.5

Total	$77.2	$74.4	$60.8	(18)%	(21)%

(1)

Balances shown exclude those for which the Company transferred mortgage-related loans to securitization vehicles where such transfers were accounted for as secured financings rather than sales under SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of FASB Statement No. 125. The securitization vehicles issued securities that were distributed to investors. The Company does not consider itself to have economic exposure to the underlying assets in those securitization vehicles beyond the Company’s retained interests (which are included above).

Lehman Brothers Holdings Inc.	Attachment III

Residential mortgage-related

(Unaudited)

(in billions)

	At			Percent Inc / (Dec)
	Nov. 30,	Feb. 29,	May 31,	May vs.	May vs.
	2007	2008	2008	Feb.	Nov.

Residential mortgages
U.S.
Alt-A/Prime (1)	$12.7	$14.6	$10.2
Subprime/Second Lien (2)	5.3	4.0	2.8
Other U.S.	2.3	2.1	1.3
Subtotal	20.3	20.7	14.3	(31)%	(30)%

Europe	$10.2	$9.5	$9.3
Asia-Pacific	0.5	0.7	0.7
Other asset-backed	1.1	0.9	0.6

Total	$32.1	$31.8	$24.9	(22)%	(22)%

(1)

For purposes of this presentation, the Company has categorized U.S. residential mortgages frequently referred to as Alt-A within Prime. The Company generally defines U.S. Alt-A residential mortgage loans as those associated with borrowers who may have creditworthiness of “prime” quality but may have traits that prevent the loans from qualifying as “prime.” Those traits could include documentation deficiencies related to the borrowers’ income disclosure, referred to as partial or no documentation; or the underlying property may not be owner occupied despite full or lower documentation of the borrowers’ income levels.

(2)

The Company generally defines U.S. subprime residential mortgage loans as those associated with borrowers having a credit score in the range of 620 or lower using the Fair Isaac Corporation’s statistical model, or having other negative factors within their credit profiles. We also include residential mortgage loans that were originated through BNC Mortgage LLC (“BNC”) prior to its closure in the third quarter of the Company’s 2007 fiscal year. BNC served borrowers with subprime qualifying credit profiles but also served borrowers with stronger credit history as a result of broker relationships or product offerings and such loans are also included in our subprime business activity.

Lehman Brothers Holdings Inc.	Attachment IV

Residential mortgage-related

(Unaudited)

(in billions)

			Percent
	At		Change
	Feb. 29,	May 31,	May vs.
	2008	2008	Feb.

Residential mortgages
U.S.
Alt-A/Prime
Whole loans	$3.7	$2.1
Securities:
AAA	6.4	3.9
Other RMBS(1)	2.8	2.6
Servicing and Other	1.7	1.6
Subtotal	14.6	10.2	(30)%

Subprime/Second Lien
Whole loans	$1.3	$1.1
Securities:
AAA	1.6	0.9
Other RMBS(1)	1.1	0.8
Servicing and Other	—	—
Subtotal	4.0	2.8	(30)%

Other U.S.
Whole loans	$1.6	$1.0
Securities	0.5	0.3
Servicing and Other	—	—
Subtotal	2.1	1.3	(38)%

Europe
Whole loans	$5.0	$3.6
Securities	4.5	5.7
Servicing and Other	—	—
Subtotal	9.5	9.3	(2)%

Asia-Pacific
Whole loans	$0.3	$0.5
Securities	0.4	0.2
Servicing and Other	—	—
Subtotal	0.7	0.7	—

Asset-backed securities	0.9	0.6	(33)%

Total	$31.8	$24.9	(22)%

(1)          Includes amounts related to residuals.

Lehman Brothers Holdings Inc.	Attachment V

Commercial mortgage and real estate-related investments

(Unaudited)

(in billions)

	At			Percent Inc / (Dec)
	Nov. 30,	Feb. 29,	May 31,	May vs.	May vs.
	2007	2008	2008	Feb.	Nov.

Commercial mortgages
Whole loans	$26.2	$24.9	$19.9
Securities and other	12.7	11.2	9.5
Subtotal	38.9	36.1	29.4	(19)%	(24)%

Real estate held for sale (1)	$12.8	$12.9	$10.4

Total	$51.7	$49.0	$39.8	(19)%	(23)%

(1)

These positions are reflected within Real estate held for sale and are accounted for at the lower of its carrying amount or fair value less cost to sell. The Company makes equity and debt investments in entities whose underlying assets are real estate held for sale. The Company consolidates those entities in which we are the primary beneficiary in accordance with FIN No. 46-R, Consolidation of Variable Interest Entities (revised December 2003)—an interpretation of ARB No. 51. The Company does not consider itself to have economic exposure to the total underlying assets in those entities. The amounts presented are the Company’s net investment and therefore exclude the amounts that have been consolidated but for which the Company does not consider itself to have economic exposure.

Lehman Brothers Holdings Inc.	Attachment VI

Commercial mortgage and real estate-related investments

(Unaudited)

(in billions)

		May 31, 2008 vs.
	At	February 29, 2008					May 31, 2008
	May 31,	Inc / (Dec)		At May 31, 2008			Number of	Average Position	At May 31, 2008
	2008	Dollars	Percent	Americas	Europe	Asia	Positions	Value(1)	WALTV(2)	WAM(3)	WALA(4)	Fixed	Float

Whole loans
Senior	$19.5	$(4.8)	(20)%	$10.7	$4.7	$4.1	875	$22.2	76%	34	18	9%	91%
Mezzanine	5.9	(1.3)	(18)%	4.6	0.7	0.6	299	19.8	78%	26	13	15%	85%
NPLs(5)	1.9	(0.1)	(3)%	0.2	—	1.7	327	5.8
Equity	7.2	(1.0)	(12)%	4.5	1.5	1.2	670	10.7
									Inv. Grade	Non-Inv. Grade	AA or Better
Securities	5.3	(2.2)	(29)%	0.9	3.8	0.6	371	14.2	94%	6%	77%

Total	$39.8			$20.9	$10.7	$8.2	2,542	$15.7

(1)          In millions.

(2)          WALTV is weighted average loan to value at origination.

(3)          WAM is weighted average number of months remaining to fully extended maturity.

(4)          WALA is weighted average loan age in months.

(5)          NPLs are loans purchased as non-performing loans.

Lehman Brothers Holdings Inc.	Attachment VII

Acquisition Finance Facilties (Funded and Unfunded) (1)

(Unaudited)

(in billions)

	At			Percent Inc / (Dec)
	Nov. 30,	Feb. 29,	May 31,	May vs.	May vs.
	2007	2008	2008	Feb.	Nov.

High grade
Contingent	$10.2	$7.2	$1.7
Unfunded	—	0.8	1.1
Funded	1.7	2.9	3.7
Subtotal	11.9	10.9	6.5	(40)%	(45)%

High yield
Contingent	$9.7	$3.7	$0.4
Unfunded	2.7	2.2	2.1
Funded	11.5	11.9	9.0
Subtotal	23.9	17.8	11.5	(35)%	(52)%

Total	$35.8	$28.7	$18.0	(37)%	(50)%

(1)

For purposes of this presentation, high yield amounts are defined as commitments to or loans to companies rated BB+ or lower or equivalent ratings by recognized credit rating agencies, as well as non-rated securities or loans that in the Company’s management’s opinion are non-investment grade. Additionally and for purposes of this presentation, the Company has categorized amounts contingently committed as “Contingent”; amounts that were contingently committed in the prior period but unfunded in the current period as “Unfunded;” and amounts that were contingently committed in the prior period but funded in the current period as “Funded.”